UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

MORNINGSTAR, INC.
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	000-51280 (Commission File Number)	36-3297908 (I.R.S. Employer Identification No.)
	22 West Washington Street Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)
(312) 696-6000 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report) __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the definitive proxy statement on Schedule 14A filed by Morningstar, Inc. (the "Company" or "Morningstar") with the Securities and Exchange Commission on March 27, 2026, Director Gail Landis, who had reached mandatory retirement age under the Company’s director retirement policy by the Company’s Annual Shareholders’ Meeting held on May 7, 2026 (the “Annual Shareholders’ Meeting”), did not stand for re-election to the Board of Directors of the Company (the “Board”) in accordance with such policy. The size of the Board was set at 10 directors, effective upon the conclusion of the Annual Shareholders’ Meeting.

Item 5.07.    Submission of Matters to a Vote of Security Holders

On May 7, 2026, the Company held its Annual Shareholders’ Meeting, for the purpose of electing directors, providing an advisory vote on Morningstar’s executive compensation, and ratifying the appointment of KPMG LLP ("KPMG") as Morningstar’s independent registered public accounting firm for 2026.

Each of the nominees for director, as listed in the proxy statement, was elected with the number of votes set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joe Mansueto	33,192,034	508,755	6,874	1,281,152
Kunal Kapoor	33,502,488	198,311	6,864	1,281,152
Anne Bramman	33,646,764	46,318	14,581	1,281,152
Robin Diamonte	33,147,696	552,518	7,449	1,281,152
Cheryl Francis	32,212,413	1,462,628	32,622	1,281,152
Steve Joynt	33,420,268	279,943	7,452	1,281,152
Steve Kaplan	32,236,110	1,464,664	6,889	1,281,152
Bill Lyons	31,265,595	2,434,521	7,547	1,281,152
Doniel Sutton	33,126,385	473,192	108,086	1,281,152
Caroline Tsay	33,262,359	437,726	7,578	1,281,152

Morningstar's executive compensation was approved, on an advisory basis, with the voting as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,474,755	1,206,815	26,093	1,281,152

The appointment of KPMG as Morningstar's independent registered public accounting firm for 2026 was ratified with the voting as follows:

Votes For	Votes Against	Abstentions
34,861,651	89,355	37,809

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.
Date: May 8, 2026	By:/s/ Robyn Koyner
Name: Robyn Koyner
Title: Corporate Secretary
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